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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 13, 1999


                             KEYSTONE PROPERTY TRUST
             (Exact Name of Registrant as Specified in its Charter)


---------------------- --------------------------- -----------------------------
     Maryland                     1-12514                  84-1246585
 (State or Other                (Commission               (IRS Employer
 Jurisdiction of                File Number)           Identification No.)
  Incorporation)
---------------------- --------------------------- -----------------------------


                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:
                                 (484) 530-1800
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ITEM 5.  OTHER EVENTS

         On October 13, 1999, American Real Estate Investment Corporation (the "Company") announced in a press release attached hereto as Exhibit 99.1 and incorporated herein by reference, the reorganization of the Company from a Maryland corporation to a Maryland real estate investment trust named "Keystone Property Trust." This reorganization was effected through a merger of American Real Estate Investment Corporation with and into Keystone Property Trust ("Keystone"), a wholly-owned real estate investment trust formed solely for the purpose of the reorganization, pursuant to an Agreement and Plan of Merger, dated as of April 30, 1999 by and between the Company and Keystone. Keystone is the surviving entity in the merger. The shareholders of the Company approved the reorganization at the Company's Annual Meeting of Stockholders held on June 3, 1999.

         In the merger (i) each share of common stock, par value $0.001 per share, of the Company was converted into one validly issued, fully paid and non-assessable common share, par value $0.001 per share, of Keystone, (ii) each share of Series A Convertible Preferred Stock, par value $0.001 per share, of the Company was converted into one validly issued, fully paid and non-assessable share of the Series A Convertible Preferred Stock, par value $0.001 per share, of Keystone, (iii) each share of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company was converted into one validly issued, fully paid and non-assessable share of the Series B Convertible Preferred Stock, par value $0.001 per share, of Keystone, (iv) each share of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company was converted into one validly issued, fully paid and non-assessable share of the Series C Convertible Preferred Stock, par value $0.001 per share, of Keystone, and (v) each option or warrant to purchase a share of common stock of the Company was converted into an option or warrant to purchase a common share of Keystone.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (c)   EXHIBITS

   2.1 Articles of Merger between American Real Estate Investment Corporation and Keystone Property Trust
   99.1  Press release dated October 13, 1999


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KEYSTONE PROPERTY TRUST

Date:    October 13, 1999          By  /s/ JEFFREY E. KELTER
                                       ---------------------
                                       Jeffrey E. Kelter
                                       President and Chief Executive Officer


Date:    October 13, 1999          By  /s/ TIMOTHY A. PETERSON
                                       -----------------------
                                       Timothy A. Peterson
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary


Date:    October 13, 1999          By  /s/ TIMOTHY E. MCKENNA
                                       ----------------------
                                       Timothy E. McKenna
                                       Treasurer, Senior Vice President Finance
                                       and Corporate Controller
                                       (Principal Accounting Officer)